Other Long-term Liabilities	12 Months Ended
Dec. 31, 2019
Other Liabilities Disclosure [Abstract]
Other Long-term Liabilities
Other Long-term Liabilities

As at	December 31, 2019	December 31, 2018
Deferred lease payable	$—	$13.1
Deferred revenue	4.0	3.9
Customer advances for construction	63.9	58.6
Sundance B PPAs termination expense (a)	—	2.0
Lease inducement	—	2.7
Merger commitments	14.0	21.4
Other long-term liabilities	19.9	20.3
	$101.8	$122.0

(a)
In 2016, AltaGas Pipeline Partnership and the Government of Alberta reached a definitive settlement agreement regarding the termination of the Sundance B Power Purchase Arrangements (PPAs). Under the settlement agreement, AltaGas has agreed to make a total of $6.0 million in cash payments in equal annual installments over three years starting in 2018, $2.0 million of which has been recorded under “accounts payable and accrued liabilities”.